UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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(Rule 14a-101)

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 OFFICE DEPOT, INC.
(Name of Registrant as Specified In Its Charter)

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The following open letter was issued by Office Depot, Inc. to its stockholders on April 18, 2008:

OFFICE DEPOT APPRECIATES STOCKHOLDER SUPPORT THAT CAUSED
DISSIDENT TO DROP PLANS TO REPLACE TWO COMPANY DIRECTORS

Company Reiterates Conviction That The Right Path To Build Long-Term Value
Is Through The Implementation Of Its Strategic Plan

Strongly Recommends Stockholders Vote FOR Each Of The Company’s Directors
On The WHITE Proxy Card By Telephone Or Internet TODAY!

April 18, 2008

Dear Fellow Stockholder:

     Our Annual Meeting of Stockholders is just a few days away, scheduled for 8:30 am EDT on Wednesday, April 23, 2008. Even though dissident stockholder Alan Levan and his company Woodbridge have stated that they no longer intend to nominate candidates for election at the Annual Meeting to replace Office Depot CEO Steve Odland and Dave Fuente, who was our CEO from 1987 to 2000, your vote FOR our 12 directors is still very important.

     We appreciate the support from stockholders for your Board and management that caused Mr. Levan to recognize the likely outcome of his proxy campaign. With the proxy contest behind us, we will continue to press ahead with the implementation of our strategic plan. Your Board and management are committed to taking every step necessary to improve your Company’s performance. Please vote to support your Board and management team using the WHITE proxy card today. We urge you to vote by telephone or internet to be sure that your vote is received in time to be counted.

     YOUR BOARD AND MANAGEMENT ARE CONVINCED THE RIGHT PATH TO BUILD
LONG-TERM VALUE IS THROUGH THE IMPLEMENTATION OF OUR STRATEGIC PLAN

     Your Board is comprised of highly qualified, proven business leaders who have significant retail and business-to-business experience as well as extensive knowledge of Office Depot. We share your dissatisfaction with the Company’s recent performance, but we are confident that we have the right management team and Board of Directors in place to build long-term value for all Office Depot stockholders, and that the right path to build long-term value is through the implementation of our strategic plan. As we have said before, we intend to leave no stone unturned as we move forward and we pledge to you our total commitment to delivering compelling value to our stockholders.

     We have been implementing since November 2007 a strong strategic plan designed to enhance Office Depot’s operating performance and increase value for all of our stockholders. We believe that we have identified key growth and margin expansion initiatives that will deliver value for all of our constituents, and we believe that we are on track to improve our operating margins by 300 basis points by year-end 2010 regardless of macroeconomic conditions.

     The growth-oriented elements of Office Depot’s turnaround plan for each of its three divisions include:

  North American Retail – Focusing on micro-business customers with a new product assortment and re-launched loyalty program to provide an even stronger value proposition; improving our value programs Buy More & Save, Private Brands and Worklife Rewards™; and enhancing service offerings to complement product offerings.
  North American Business Solutions – Redesigning a direct marketing program that includes launching a new telephone account management strategy and structure; improving online marketing efficiency and effectiveness; and pursuing a detailed contact strategy to optimize penetration of existing customers.
  International – Improving service in the U.K. and actively managing costs and maximizing distribution efficiency; improving productivity by transitioning back-office functions to a shared service center in Eastern Europe and consolidating European call centers and distribution facilities; and leveraging global sourcing to increase direct import and private brand penetration in Europe and Asia.

      The margin-expansion elements of Office Depot’s turnaround plan include:

  Global Supply Chain – Combining North American Retail and Business Solutions cross docks and distribution centers from a total of 33 facilities to 12 combination facilities; and reducing European warehouses from 21 to 14 facilities and consolidating seven warehouse management systems into one.
  Global Information Technology – Installing company-wide Oracle ERP system; and establishing single company-wide warehouse management system.
  Private Brand/Global Sourcing – Expanding penetration and global sourcing of higher-margin private brands; and expanding categories of products sourced and countries utilized.
  Financial Back Office – Greater use of third parties for back office operations; and near-shoring of International financial functions.
  Call Centers – Optimizing balance of near shore and offshore customer service in North America; and consolidating European Union call centers.

     Your Board and management team have an unwavering commitment to building value for all Office Depot stockholders and we believe our efforts are positioning the Company for sustainable and profitable growth.

WE ASK YOU TO SUPPORT YOUR BOARD AND MANAGEMENT TEAM
BY VOTING OUR WHITE PROXY CARD TODAY IN FAVOR OF ALL OUR DIRECTORS

     We encourage all stockholders who have not yet voted to vote electronically using the simple procedures to vote by telephone or Internet contained on their proxy cards. It will only take a few moments to ensure that your votes are received in time to be counted at the Annual Meeting. Stockholders who have questions or need assistance in voting their shares should contact MacKenzie Partners, Inc. by calling toll-free (800) 322-2885.

     Alan Levan’s March 17, 2008 announcement that he intended to nominate candidates for election to our Board in opposition to the Board’s candidates made the plurality voting standard applicable to the election of directors at the 2008 Annual Meeting. The Company’s bylaws provide that the majority voting standard will be applicable so long as no nominations are made other than the 12 nominees proposed by the Board.

     We thank you for your continued support of Office Depot, and again ask that you vote your shares in this important election.

On behalf of the Board of Directors,

Sincerely,

/s/ Steve Odland	/s/ Neil R. Austrian
Steve Odland	Neil R. Austrian
Chairman of the Board and	Lead Director
Chief Executive Officer

About Office Depot

Every day, Office Depot is Taking Care of Business for millions of customers around the globe. For the local corner store as well as Fortune 500 companies, Office Depot provides products and services to its customers through more than 1,600 worldwide retail stores, a dedicated sales force, top-rated catalogs and a $4.9 billion e-commerce operation. Office Depot has annual sales of approximately $15.5 billion, and employs about 49,000 associates around the world. The Company provides more office products and services to more customers in more countries than any other company, and currently sells to customers directly or through affiliates in 43 countries.

Important Information: In connection with the solicitation of proxies, Office Depot filed with the Securities and Exchange Commission (the “SEC”) and mailed to stockholders a definitive proxy statement dated March 14, 2008 (as supplemented by proxy supplement no. 1 dated March 24, 2008, the “Proxy Statement”). The Proxy Statement contains important information about Office Depot and the 2008 annual stockholders meeting. Office Depot’s stockholders are urged to read the Proxy Statement carefully. Stockholders may obtain additional free copies of the Proxy Statement and other relevant documents filed with the SEC by Office Depot through the website maintained by the SEC at www.sec.gov. The Proxy Statement and other relevant documents may also be obtained free of charge from Office Depot by contacting Investor Relations in writing at Office Depot at 2200 Old Germantown Road, Delray Beach, FL; or by phone at 561-438-3657; or by email at brian.turcotte@officedepot.com. The Proxy Statement is also available on Office Depot’s website at www.officedepot.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Statement. Stockholders may also contact MacKenzie Partners, Inc. with questions or requests for additional copies of the proxy materials by calling toll-free (800) 322-2885 or collect (212) 929-5500, or by email at officedepotproxy@mackenziepartners.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995, as amended (the “Act”), provides protection from liability in private lawsuits for “forward-looking” statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the “safe harbor” provisions of the Act. Certain statements made in this document are “forward-looking” statements under the Act. Except for historical financial and business performance information, statements made in this document should be considered ‘forward-looking’ as referred to in the Act. These forward-looking statements speak only as of the date of this document; we disclaim any obligation to update these statements, and we caution you not to rely on them unduly. Much of the information that looks towards future performance of our company is based on various factors and important expectations and assumptions about future events that may or may not actually come true. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this document. Certain risks and uncertainties are detailed from time to time in our filings with the SEC. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company’s SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial web sites.

The following press release was issued by Office Depot, Inc. on April 18, 2008:

CONTACTS:

Brian Turcotte
Investor Relations
561-438-3657
brian.turcotte@officedepot.com

Brian Levine
Public Relations
561-438-2895
brian.levine@officedepot.com

David Reno/Dan Gagnier
Sard Verbinnen & Co.
212-687-8080
dreno@sardverb.com
dgagnier@sardverb.com

OFFICE DEPOT APPRECIATES STOCKHOLDER SUPPORT THAT CAUSED
DISSIDENT TO DROP PLANS TO REPLACE TWO COMPANY DIRECTORS

Company Reiterates Conviction That The Right Path To Build Long-Term Value
Is Through The Implementation Of Its Strategic Plan

Strongly Recommends Stockholders Vote FOR Each Of The Company’s Directors
On The WHITE Proxy Card By Telephone Or Internet TODAY!

Delray Beach, Fla., April 18, 2008 — Office Depot, Inc. (NYSE: ODP), a leading global provider of office products and services, today issued the following open letter to its stockholders in connection with its Annual Meeting of Stockholders scheduled for 8:30 am EDT on Wednesday, April 23, 2008:

Dear Fellow Stockholder,

     Our Annual Meeting of Stockholders is just a few days away, scheduled for 8:30 am EDT on Wednesday, April 23, 2008. Even though dissident stockholder Alan Levan and his company Woodbridge have stated that they no longer intend to nominate candidates for election at the Annual Meeting to replace Office Depot CEO Steve Odland and Dave Fuente, who was our CEO from 1987 to 2000, your vote FOR our 12 directors is still very important.

     We appreciate the support from stockholders for your Board and management that caused Mr. Levan to recognize the likely outcome of his proxy campaign. With the proxy contest behind us, we will continue to press ahead with the implementation of our strategic plan. Your Board and management are committed to taking every step necessary to improve your Company’s performance. Please vote to support your Board and management team using the WHITE proxy card today. We urge you to vote by telephone or internet to be sure that your vote is received in time to be counted.

     YOUR BOARD AND MANAGEMENT ARE CONVINCED THE RIGHT PATH TO BUILD
LONG-TERM VALUE IS THROUGH THE IMPLEMENTATION OF OUR STRATEGIC PLAN

     Your Board is comprised of highly qualified, proven business leaders who have significant retail and business-to-business experience as well as extensive knowledge of Office Depot. We share your dissatisfaction with the Company’s recent performance, but we are confident that we have the right management team and Board of Directors in place to build long-term value for all Office Depot stockholders, and that the right path to build long-term value is through the implementation of our strategic plan. As we have said before, we intend to leave no stone unturned as we move forward and we pledge to you our total commitment to delivering compelling value to our stockholders.

     We have been implementing since November 2007 a strong strategic plan designed to enhance Office Depot’s operating performance and increase value for all of our stockholders. We believe that we have identified key growth and margin expansion initiatives that will deliver value for all of our constituents, and we believe that we are on track to improve our operating margins by 300 basis points by year-end 2010 regardless of macroeconomic conditions.

     The growth-oriented elements of Office Depot’s turnaround plan for each of its three divisions include:

  North American Retail – Focusing on micro-business customers with a new product assortment and re-launched loyalty program to provide an even stronger value proposition; improving our value programs Buy More & Save, Private Brands and Worklife Rewards™; and enhancing service offerings to complement product offerings.
  North American Business Solutions – Redesigning a direct marketing program that includes launching a new telephone account management strategy and structure; improving online marketing efficiency and effectiveness; and pursuing a detailed contact strategy to optimize penetration of existing customers.
  International – Improving service in the U.K. and actively managing costs and maximizing distribution efficiency; improving productivity by transitioning back-office functions to a shared service center in Eastern Europe and consolidating European call centers and distribution facilities; and leveraging global sourcing to increase direct import and private brand penetration in Europe and Asia.

      The margin-expansion elements of Office Depot’s turnaround plan include:

  Global Supply Chain – Combining North American Retail and Business Solutions cross docks and distribution centers from a total of 33 facilities to 12 combination facilities; and reducing European warehouses from 21 to 14 facilities and consolidating seven warehouse management systems into one.
  Global Information Technology – Installing company-wide Oracle ERP system; and establishing single company-wide warehouse management system.
  Private Brand/Global Sourcing – Expanding penetration and global sourcing of higher-margin private brands; and expanding categories of products sourced and countries utilized.

  Financial Back Office – Greater use of third parties for back office operations; and near-shoring of International financial functions.
  Call Centers – Optimizing balance of near shore and offshore customer service in North America; and consolidating European Union call centers.

     Your Board and management team have an unwavering commitment to building value for all Office Depot stockholders and we believe our efforts are positioning the Company for sustainable and profitable growth.

WE ASK YOU TO SUPPORT YOUR BOARD AND MANAGEMENT TEAM
BY VOTING OUR WHITE PROXY CARD TODAY IN FAVOR OF ALL OUR DIRECTORS

     We encourage all stockholders who have not yet voted to vote electronically using the simple procedures to vote by telephone or Internet contained on their proxy cards. It will only take a few moments to ensure that your votes are received in time to be counted at the Annual Meeting. Stockholders who have questions or need assistance in voting their shares should contact MacKenzie Partners, Inc. by calling toll-free (800) 322-2885.

     Alan Levan’s March 17, 2008 announcement that he intended to nominate candidates for election to our Board in opposition to the Board’s candidates made the plurality voting standard applicable to the election of directors at the 2008 Annual Meeting. The Company’s bylaws provide that the majority voting standard will be applicable so long as no nominations are made other than the 12 nominees proposed by the Board.

     We thank you for your continued support of Office Depot, and again ask that you vote your shares in this important election.

On behalf of the Board of Directors,

Sincerely,

/s/ Steve Odland	/s/ Neil R. Austrian
Steve Odland	Neil R. Austrian
Chairman of the Board and	Lead Director
Chief Executive Officer

About Office Depot

Every day, Office Depot is Taking Care of Business for millions of customers around the globe. For the local corner store as well as Fortune 500 companies, Office Depot provides products and services to its customers through more than 1,600 worldwide retail stores, a dedicated sales force, top-rated catalogs and a $4.9 billion e-commerce operation. Office Depot has annual sales of approximately $15.5 billion, and employs about 49,000 associates around the world. The Company provides more office products and services to more customers in more countries than any other company, and currently sells to customers directly or through affiliates in 43 countries.

Important Information: In connection with the solicitation of proxies, Office Depot filed with the Securities and Exchange Commission (the “SEC”) and mailed to stockholders a definitive proxy statement dated March 14, 2008 (as supplemented by proxy supplement no. 1 dated March 24, 2008, the “Proxy Statement”). The Proxy Statement contains important information about Office Depot and the 2008 annual stockholders meeting. Office Depot’s stockholders are urged to read the Proxy Statement carefully. Stockholders may obtain additional free copies of the Proxy Statement and other relevant documents filed with the SEC by Office Depot through the website maintained by the SEC at www.sec.gov. The Proxy Statement and other relevant documents may also be obtained free of charge from Office Depot by contacting Investor Relations in writing at Office Depot at 2200 Old Germantown Road, Delray Beach, FL; or by phone at 561-438-3657; or by email at brian.turcotte@officedepot.com. The Proxy Statement is also available on Office Depot’s website at www.officedepot.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Statement. Stockholders may also contact MacKenzie Partners, Inc. with questions or requests for additional copies of the proxy materials by calling toll-free (800) 322-2885 or collect (212) 929-5500, or by email at officedepotproxy@mackenziepartners.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995, as amended (the “Act”), provides protection from liability in private lawsuits for “forward-looking” statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the “safe harbor” provisions of the Act. Certain statements made in this document are “forward-looking” statements under the Act. Except for historical financial and business performance information, statements made in this document should be considered ‘forward-looking’ as referred to in the Act. These forward-looking statements speak only as of the date of this document; we disclaim any obligation to update these statements, and we caution you not to rely on them unduly. Much of the information that looks towards future performance of our company is based on various factors and important expectations and assumptions about future events that may or may not actually come true. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this document. Certain risks and uncertainties are detailed from time to time in our filings with the SEC. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company’s SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial web sites.